UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

December 3, 2004

Date of Report (Date of earliest event reported)

MAXIM PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-14430	87-0279983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8899 UNIVERSITY CENTER LANE, SUITE 400
SAN DIEGO, CALIFORNIA 92122

(Address of principal executive offices, including zip code)

(858) 453-4040

(Registrants telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On December 3, 2004, we entered into employment agreements with Larry G. Stambaugh, our Chairman, President and Chief Executive Officer, Pam G. Gleason, our Vice President, Human Resources, and Sharon A. Tonetta, Ph.D., our Vice President, Drug Development. The employment agreements replace previous employment agreements between us and Mr. Stambaugh, Ms. Gleason and Dr. Tonetta and reflect changes in annual compensation.

Mr. Stambaugh’s employment agreement provides that he will receive an annual salary of not less than $405,000 through September 30, 2005 and an annual salary of not less than $450,000 thereafter.  Mr. Stambaugh will be eligible to receive an annual bonus in an amount up to 35% of his annualized base salary and equity compensation as determined by our Board of Directors.  The employment agreement also provides that if Mr. Stambaugh’s employment is terminated without cause or upon constructive discharge he will receive a severance payment equal to $450,000 per year plus health care insurance coverage for a three year period.  A copy of Mr. Stambaugh’s employment agreement is filed as Exhibit 10.1 to this form 8-K, the contents of which are incorporated herein by reference.

Ms. Gleason’s employment agreement provides that she will receive an annual salary of not less than $200,000, and that she will be eligible to receive an annual bonus in an amount up to 20% of her annualized base salary and equity compensation as determined by our Board of Directors.  The employment agreement also provides that if Ms. Gleason’s employment is terminated without cause she will be entitled to continuation of her then base salary and health benefits for six months.  A copy of Ms. Gleason’s employment agreement is filed as Exhibit 10.2 to this form 8-K, the contents of which are incorporated herein by reference.

Dr. Tonetta’s employment agreement provides that she will receive an annual salary of not less than $275,000, and that she will be eligible to receive an annual bonus in an amount up to 25% of her annualized base salary and equity compensation as determined by our Board of Directors.  The employment agreement also provides that if Dr. Tonetta’s employment is terminated without cause she will be entitled to continuation of her then base salary and health benefits for six months.  A copy of Dr. Tonetta’s employment agreement is filed as Exhibit 10.3 to this form 8-K, the contents of which are incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(a)                                  Financial Statements of Businesses Acquired.

Not Applicable.

(b)                                 Pro Forma Financial Information.

Not Applicable.

(c)                                  Exhibits.

10.1                           Employment Agreement between Maxim Pharmaceuticals, Inc. and Larry G. Stambaugh, dated December 3, 2004.*

10.2                           Employment Agreement between Maxim Pharmaceuticals, Inc. and Pam G. Gleason, dated December 3, 2004.*

10.3                           Employment Agreement between Maxim Pharmaceuticals, Inc. and Sharon A. Tonetta, Ph.D., dated December 3, 2004.*

* Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXIM PHARMACEUTICALS, INC.

Date: December 7, 2004	/s/ John D. Prunty
John D. Prunty
Vice President, Finance and Chief Financial Officer (Principal Financial and Accounting Officer duly authorized to sign on behalf of the registrant)

INDEX TO EXHIBITS

10.1                           Employment Agreement between Maxim Pharmaceuticals, Inc. and Larry G. Stambaugh, dated December 3, 2004.*

10.2                           Employment Agreement between Maxim Pharmaceuticals, Inc. and Pam G. Gleason, dated December 3, 2004.*

10.3                           Employment Agreement between Maxim Pharmaceuticals, Inc. and Sharon A. Tonetta, Ph.D., dated December 3, 2004.*

* Management contract or compensatory plan or arrangement.